Exhibit T3A16

Delaware The first State	PAGE 1

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“CHINA WATER AND DRINKS, INC.”, A NEVADA CORPORATION, WITH AND INTO “HECKMANN ACQUISITION II CORP.” UNDER THE NAME OF “HECKMANN ACQUISITION II CORP.” , A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF OCTOBER, A.D. 2008, AT 6:25 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

4547114 8100M 081081452 You may verify this certificate online at corp. delaware. gov/authver. shtml	/s/ Harriet Smith Windsor Harriet Smith Windsor, Secretary of State AUTHENTICATION: 6942971 DATE: 10-31-08

State of Delaware Secretary of State Division of Corporations Delivered 06:25 PM 10/30/2008 FILED 06:25 PM 10/30/2008 SRV 081081452 - 4547114 FILE

CERTIFICATE OF MERGER

MERGING

CHINA WATER AND DRINKS, INC.

(a Nevada corporation)

WITH AND INTO

HECKMANN ACQUISITION II CORP.

(a Delaware corporation)

(Under Section 252 of the

General Corporation Law of the State of Delaware)

Heckmann Acquisition II Corp., a Delaware corporation, hereby certifies that:

1. The name and state of incorporation of each of the constituent corporations are as follows:

(a) China Water and Drinks, Inc., a Nevada corporation; and

(b) Heckmann Acquisition II Corp., a Delaware corporation.

2. The Agreement and Plan of Merger and Reorganization (the “Agreement and Plan of Merger”), dated as of May 19, 2008, by and among Heckmann Corporation, a Delaware corporation, China Water and Drinks, Inc., and Heckmann Acquisition II Corp. has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the General Corporation Law of the State of Delaware.

3. The name of the corporation surviving the merger is Heckmann Acquisition II Corp. (the “Surviving Corporation”). The Surviving Corporation is a corporation of the State of Delaware.

4. The Certificate of Incorporation of Surviving Corporation shall continue to be its Certificate of Incorporation.

5. The executed Agreement and Plan of Merger is on file at an office of the Surviving Corporation at 75080 Frank Sinatra Drive, Palm Desert, California 92211.

6. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

7. The authorized capital stock of China Water and Drinks, Inc., a Nevada corporation, as of the date of this Certificate of Merger is 150,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, 4,477612 of which have been designated as Series A Convertible Preferred Stock.

8. This Certificate of Merger shall be effective immediately upon filing.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be signed by a duly authorized officer this 30th day of October, 2008

HECKMANN ACQUISITION II CORP.

By:	/s/ Richard J. Heckmann
Name: Richard J. Heckmann Title: Chief Executive Officer

STATE OF NEVADA

ROSS MILLER Secretary of State	SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Certified Copy

October 30, 2008

Job Number:                         C20081103-0190

Reference Number:

Expedite:

Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s) 20080719865-66	Description Merge Out	Number of Pages 7 Pages/1 Copies

Certified By: Robert Sandberg Certificate Number: C20081103-0190 You may verify this certificate online at http://www.nvsos.gov/	Respectfully, /s/ Ross Miller ROSS MILLER Secretary of State

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080719865-66
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/30/2008 3:56 PM
	Entity Number E0017472005-3

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

China Water and Drinks Inc.
Name of merging entity

Nevada — Jurisdiction | corporation — Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

and,

Heckmann Acquisition II Corp.
Name of surviving entity

Delaware — Jurisdiction | corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: Gary Shullaw

c/o: DLA Piper LLP (US)
2415 East Camelback Road
Suite 700
Phoenix, AZ 85016-4245

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

China Water and Drinks Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Heckmann Acquisition II Corp.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: 10/30/08

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

9) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

China Water and Drinks Inc.
Name of merging entity

X ____________________ President 10/30/2008
Signature Title Date

Name of merging entity

X ____________________
Signature Title Date

Name of merging entity

X ____________________
Signature Title Date

Name of merging entity

X ____________________
Signature Title Date

Heckmann Acquisition II Corp.
Name of surviving entity

X ____________________ Chief Executive Officer 10/30/2008
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger Page 6
Revised: 7-1-08

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A 200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

China Water and Drinks Inc.
Name of merging entity

X __________ President 10/30/2008
Signature Title Date

Name of merging entity

X __________
Signature Title Date

Name of merging entity

X __________
Signature Title Date

Name of merging entity

X __________
Signature Title Date

Heckmann Acquisition II Corp.
Name of surviving entity

X __________ Chief Executive Officer 10/30/2008
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230) Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees

Nevada Secretary of State 92A Merger Page 6
Revised: 7-1-08

Delaware The first State	PAGE 1

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HECKMANN ACQUISITION II CORP.”, CHANGING ITS NAME FROM “HECKMANN ACQUISITION II CORP.” TO “CHINA WATER AND DRINKS, INC.” , FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF OCTOBER, A. D. 2008, AT 5:31 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

4547114 8100 081084968 You may verify this certificate online at corp.delaware.gov/authver.shtml	/s/ Harriet Smith Windsor Harriet Smith Windsor, Secretary of State AUTHENTICATION: 6944952 DATE: 10-31-08

State of Delaware Secretary of State Division of Corporations Delivered 05:35 PM 10/31/2008 FILED 05:31 PM 10/31/2008 SRV 081084968 - 4547114 FILE

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

HECKMANN ACQUISITION II CORP.

Heckmann Acquisition II Corp., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies as follows:

1. Article FIRST of the Company’s Certificate of Incorporation is hereby amended to read as follows;

“The name of the corporation is China Water and Drinks, Inc.”

2. The foregoing amendment of the Certificate of Incorporation has been duly adopted by the Company’s. Board of Directors and stockholders in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

3. This amendment to the Company’s Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Heckmann Acquisition II Corp. has caused this Certificate of Amendment to be signed by Richard J. Heckmann, Chief Executive Officer, this 30 day of October, 2008.

HECKMANN ACQUISITION II CORP.

By:	/s/ Richard J. Heckmann
Richard J. Heckmann Chief Executive Officer